SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 23, 1997


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-239052                    84-1028716
 ---------------------------      ------------               ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)



   301 Remington, Fort Collins, Colorado                       80524
   ---------------------------------------                   --------
  (Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code:  970-484-7722

Item 5   Other Events

     a)  Avert, Inc. announced termination of agreement with Ameritech.


Item 7   Financial Statements and Exhibits

         c)       Exhibits

         31 Press release dated April 23, 1997 regarding termination of agreement with Ameritech

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AVERT, INC.



May 14, 1997                              By:  /s/ Dean A. Suposs
------------------------                      ------------------------------
Date                                           Dean A. Suposs
                                               President

                                  EXHIBIT INDEX



Exhibit No.            Exhibit Description                                Page
-----------            -------------------                                ----

    31                 Press Release, dated April 23, 1997                  5